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                                                                     EXHIBIT 1

                                    AGREEMENT

     Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of Common Stock of Ascent Pediatrics, Inc.

     This agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     EXECUTED this 10th day of February, 1999.


ATLAS VENTURE FUND II, L.P.                                 *
                                             -----------------------------------
                                             Christopher J. Spray


By:  Atlas Venture Associates II, L.P.


                                                              *
                                             -----------------------------------
By:                 *                        Allan Ferguson
   -----------------------------------
   Christopher J. Spray,
   General Partner

                                                              *
                                             -----------------------------------
ATLAS VENTURE ASSOCIATES II, L.P.            Barry Fidelman


By:                *                                          *
   -----------------------------------       -----------------------------------
   Christopher J. Spray,                     Jean-Francois Formela
   General Partner


* The undersigned attorney-in-fact, by signing her name below, does hereby sign this statement on behalf of the above indicated filers pursuant to Powers of Attorney on file with the Securities and Exchange Commission, which Powers of Attorney are incorporated herein by reference. Copies of such Powers of Attorney are attached hereto as EXHIBIT 2.


    /s/ Jeanne Larkin Henry
    ----------------------------------
    Jeanne Larkin Henry
    Attorney-in-fact


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